February 28, 2003

--------------------------------------------------------------------------------
                                           Semiannual
       Oppenheimer                           Report
                                          ------------
       Capital Income Fund                 Management
                                          Commentaries
--------------------------------------------------------------------------------

[GRAPHIC]

Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

"Although it's difficult to know what the future may bring, we think the Fund is well positioned for a variety of potential scenarios. For now, we plan to keep the Fund's defensive orientation, and we're ready to increase our equity exposure if the overall investing environment changes for the better."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Capital Income Fund primarily seeks as much current income as is compatible with prudent investment. The Fund's secondary objective seeks to conserve principal while providing an opportunity for capital appreciation.

Fund Highlight
The Fund's Class A shares (without sales charge) considerably outperformed its benchmark index, the S&P 500 Index, over the six- and 12-month periods ended February 28, 2003. 1

    CONTENTS

 1   Letter to Shareholders

 2   An Interview
     with Your Fund's
     Manager

 8   Financial
     Statements

37   Trustees and Officers



Cumulative Total Returns*
          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A     0.86%       -4.94%
----------------------------------
Class B     0.38        -4.53
----------------------------------
Class C     0.42        -0.57
----------------------------------
Class N     0.55        -0.43
----------------------------------


Average Annual Total Returns*
          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------
Class A   -11.42%      -16.51%
----------------------------------
Class B   -12.18       -16.41
----------------------------------
Class C   -12.15       -12.99
----------------------------------
Class N   -11.72       -12.56
----------------------------------

1. The Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities. For periods ended 2/28/03, the S&P 500 Index had a six-month return of -7.28% and a 12-month return of -22.67%.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ James C. Swain           /s/ John V. Murphy
------------------           ------------------
James C. Swain               John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTOS OF JAMES C. SWAIN AND JOHN V. MURPHY]

James C. Swain
Chairman
Oppenheimer
Capital Income Fund

John V. Murphy
President
Oppenheimer
Capital Income Fund



1  |  OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q
How did Oppenheimer Capital Income Fund perform during the six-month period that ended February 28, 2003?

A. The Fund's performance was slightly positive during the past six months--a decent accomplishment considering the challenging investment environment. Results were even better when measured against the Standard & Poor's 500 Index, the Fund's benchmark and a common measure of broad stock-market performance. During the last six months, the Fund (Class A shares at NAV) outperformed the S&P 500 by approximately seven percentage points. 2

How would you describe the market environment of the past six months?
The environment was generally unfavorable for stocks, but positive for fixed-income securities. Stocks were dragged down by a variety of factors, including a still-sluggish economy, fears of war in Iraq and on-going concerns about terrorism. But on the positive side, inflation remained under control and interest rates, at near-historic lows, helped keep consumer spending at strong levels. These factors, along with preliminary indications of a rebound in corporate earnings, helped send stock prices higher during the final months of 2002. The rally was short-lived, though, and by the end of February 2003, stocks had given back almost all of their recent gains.
   Throughout the six-month period, stocks' losses, for the most part, were bonds' gains. Investors eagerly snapped up high-quality fixed-income securities offering the prospect of stability in a volatile market environment. U.S. government bonds and, to a lesser extent, high-grade corporate bonds were helped by this sentiment. Low-grade corporate bonds--"junk" bonds--fared poorly. These securities, because they are backed by financially challenged companies, were not as appealing to investors because of the significant risk they entailed.

[SIDEBAR]
Portfolio Manager
Mike Levine



2. The Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities. For the period ended 2/28/03, the S&P 500 Index had a six-month return of -7.28%.

2  |  OPPENHEIMER CAPITAL INCOME FUND

Given this market environment, what was your approach to managing the Fund?
We continued with the Fund's defensive positioning. As the reporting period began, roughly half of the Fund's assets were invested in stocks, while the other half were in bonds and other fixed-income securities. As the period progressed, we sold some of our equity holdings and moved much of the proceeds into corporate and convertible bonds, which we thought offered better future potential than U.S. government bonds did. As of February 28, 2003, the Fund's asset breakdown was similar to that at the start of the period.
   Otherwise, our overall management approach was consistent throughout the past six months. We looked for reasonably valued stocks with solid fundamentals and good dividend yields. In particular, we sought stocks with a catalyst that could generate positive future performance. With respect to the Fund's largest holdings, we made few changes to the portfolio during the period. We did, however, establish new positions in a handful of well-known businesses, including cable companies Cablevision Systems Corp. and Comcast Corp., energy giant BP plc and insurance company Hartford Financial Services Group, Inc., though they are not among the Fund's larger holdings.

Can you mention some securities that helped the Fund's performance?
As of February 28, 2003, the Fund's largest holding, Kinder Morgan, Inc., was our strongest contributor to results. Investors were attracted to this company, an operator of natural gas and other energy pipelines, because of its stable earnings, healthy cash flow and attractive dividend yield. We were also helped by our investment in Nextel Communications, Inc. convertible bonds. Nextel, a wireless communications provider, differentiated itself from its competitors by paying down large amounts of debt and focusing on commercial customers, a profitable niche.


[SIDEBAR]
"We looked for reasonably valued stocks with solid fundamentals and good dividend yields."



3  |  OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


Which investments hurt performance?
Two of the Fund's larger holdings at the end of the period, financial stocks Citigroup, Inc. and J.P Morgan Chase & Co., saw their stock prices decline. Financial companies faced a number of challenges, including a depressed market for investment-banking services and continued stock-market weakness. Also, both companies were weighed down by on-going industry-wide investigations about conflicts of interest during the late-1990's bull market.
   A handful of the Fund's insurance investments also hurt performance, especially late in the period. For example, we were disappointed by investment in Everest Re Group Ltd. This company, along with many of their competitors, was dragged down, in part, by investors' concerns that liability surrounding asbestos exposure would prove very costly.

Why was the Fund's dividend recently reduced?
The Board of Trustees approved a reduction in the Fund's quarterly dividend from $0.12 per share to $0.0975 per share. In a low interest rate environment, maintaining a high distribution rate requires increasing allocations to higher-yielding, riskier investments. We perceived these risks to be too high relative to the reward and inconsistent with the Fund's mandate. As of February 28, 2003, ten-year treasury yields were just 3.71%, so the income stream from the Fund remains relatively attractive. We believe that this reduction will enable the Fund to have the potential to perform better on a total return basis going forward.

What do you see ahead for the markets and the Fund?
As long as the economic and geopolitical environment remains cloudy, we think the investing climate will stay challenging. If, however, the economy gradually continues to improve and the crisis in Iraq is resolved quickly, we do think that the underpinnings are there for improvement in stock prices. With bond yields now flirting with record lows, we anticipate that future conditions may favor equities.


Average Annual
Total Returns with
Sales Charge

For the Periods Ended
3/31/03 4

Class A
1-Year  5-Year 10-Year
--------------------------
-20.14% -2.20% 7.18%

Class B        Since
1-Year  5-Year Inception
--------------------------
-20.00% -2.08% 7.03%

Class C        Since
1-Year  5-Year Inception
--------------------------
-16.82% -1.82% 6.22%

Class N        Since
1-Year  5-Year Inception
--------------------------
-16.46% N/A   -8.76%

4. See Notes on page 6 for further details.

4  |  OPPENHEIMER CAPITAL INCOME FUND

   Although it's difficult to know what the future may bring, we think the Fund is well positioned for a variety of potential scenarios. For now, we plan to keep the Fund's defensive orientation, and we're ready to increase our stock exposure if the overall investing environment changes for the better. This strategy is part of what makes Oppenheimer Capital Income Fund, The Right Way to Invest.

Top Ten Common Stock Holdings 6
--------------------------------------------------------------------------------
Kinder Morgan Management LLC                             3.7%
--------------------------------------------------------------------------------
Altria Group, Inc.                                       3.7
--------------------------------------------------------------------------------
Citigroup, Inc.                                          3.1
--------------------------------------------------------------------------------
CSK Auto Corp.                                           2.6
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                      2.5
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                    2.1
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                              1.7
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                  1.6
--------------------------------------------------------------------------------
ConocoPhillips                                           1.3
--------------------------------------------------------------------------------
U.S. Bancorp                                             1.2

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 6
--------------------------------------------------------------------------------
Gas Utilities                                            6.2%
--------------------------------------------------------------------------------
Banks                                                    5.9
--------------------------------------------------------------------------------
Diversified Financials                                   5.4
--------------------------------------------------------------------------------
Tobacco                                                  4.7
--------------------------------------------------------------------------------
Oil & Gas                                                3.9


Portfolio Allocation 5

[PIE CHART]

o Bonds           53.4%
o Stocks          45.4
o Cash
  Equivalents      1.2

5. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on total market value of investments.
6. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on net assets.

5  |  OPPENHEIMER CAPITAL INCOME FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


6  |  OPPENHEIMER CAPITAL INCOME FUND

                                                            Financial Statements
                                                                      Pages 8-36

7  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited

                                                                                 Market Value
                                                             Shares                See Note 1
----------------------------------------------------------------------------------------------
 Common Stocks--36.4%
----------------------------------------------------------------------------------------------
 Consumer Discretionary--2.6%
----------------------------------------------------------------------------------------------
 Specialty Retail--2.6%
 CSK Auto Corp. 1,2                                       6,395,000            $   56,020,200
----------------------------------------------------------------------------------------------
 Consumer Staples--4.7%
----------------------------------------------------------------------------------------------
 Food & Drug Retailing--0.0%
 Safeway, Inc. 1                                              2,500                    49,725
----------------------------------------------------------------------------------------------
 Tobacco--4.7%
 Altria Group, Inc. 3                                     2,097,500                81,068,375
----------------------------------------------------------------------------------------------
 Loews Corp./Carolina Group 3                               970,000                20,758,000
                                                                              ----------------
                                                                                  101,826,375

----------------------------------------------------------------------------------------------
 Energy--3.9%
----------------------------------------------------------------------------------------------
 Oil & Gas--3.9%
 BP plc, ADR                                                217,500                 8,288,925
----------------------------------------------------------------------------------------------
 ChevronTexaco Corp.                                        210,000                13,475,700
----------------------------------------------------------------------------------------------
 ConocoPhillips                                             570,000                28,899,000
----------------------------------------------------------------------------------------------
 Enbridge Energy Management LLC 2                           512,228                19,976,892
----------------------------------------------------------------------------------------------
 Kerr-McGee Corp.                                           100,000                 4,124,000
----------------------------------------------------------------------------------------------
 Marathon Oil Corp. 3                                       475,000                10,967,750
                                                                              ----------------
                                                                                   85,732,267

----------------------------------------------------------------------------------------------
 Financials--15.7%
----------------------------------------------------------------------------------------------
 Banks--5.9%
 Bank of New York Co., Inc. (The)                            75,000                 1,708,500
----------------------------------------------------------------------------------------------
 Charter One Financial, Inc.                                750,000                21,682,500
----------------------------------------------------------------------------------------------
 FleetBoston Financial Corp. 3                            1,500,000                36,840,000
----------------------------------------------------------------------------------------------
 PNC Financial Services Group 3                             350,000                15,725,500
----------------------------------------------------------------------------------------------
 U.S. Bancorp 3                                           1,250,000                26,150,000
----------------------------------------------------------------------------------------------
 Washington Mutual, Inc.                                    750,000                25,897,500
                                                                              ----------------
                                                                                  128,004,000

----------------------------------------------------------------------------------------------
 Diversified Financials--5.4%
 CIT Group, Inc.                                          1,000,000                17,170,000
----------------------------------------------------------------------------------------------
 Citigroup, Inc.                                          2,000,000                66,680,000
----------------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co. 3                                1,500,000                34,020,000
                                                                              ----------------
                                                                                  117,870,000

----------------------------------------------------------------------------------------------
 Insurance--3.6%
 ACE Ltd.                                                   230,000                 6,373,300
----------------------------------------------------------------------------------------------
 American International Group, Inc.                          35,000                 1,725,150
----------------------------------------------------------------------------------------------
 Everest Re Group Ltd.                                      835,000                44,589,000
----------------------------------------------------------------------------------------------
 Radian Group, Inc.                                         475,000                16,563,250
----------------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                     125,000                 8,867,500
                                                                              ----------------
                                                                                   78,118,200





8  |  OPPENHEIMER CAPITAL INCOME FUND

                                                                                 Market Value
                                                             Shares                See Note 1
----------------------------------------------------------------------------------------------
 Real Estate--0.8%
 Anthracite Capital, Inc.                                   925,000            $   10,471,000
----------------------------------------------------------------------------------------------
 Archstone-Smith Trust                                      300,000                 6,615,000
                                                                              ----------------
                                                                                   17,086,000

----------------------------------------------------------------------------------------------
 Health Care--1.0%
----------------------------------------------------------------------------------------------
 Pharmaceuticals--1.0%
 Bristol-Myers Squibb Co.                                   500,000                11,650,000
----------------------------------------------------------------------------------------------
 Pharmacia Corp.                                            247,750                10,237,030
                                                                              ----------------
                                                                                   21,887,030

----------------------------------------------------------------------------------------------
 Industrials--1.2%
----------------------------------------------------------------------------------------------
 Industrial Conglomerates--1.2%
 Tyco International Ltd.                                  1,750,000                25,900,000
----------------------------------------------------------------------------------------------
 Information Technology--0.0%
----------------------------------------------------------------------------------------------
 Semiconductor Equipment & Products--0.0%
 Micron Technology, Inc. 1                                   12,700                   101,473
----------------------------------------------------------------------------------------------
 Materials--0.3%
----------------------------------------------------------------------------------------------
 Paper & Forest Products--0.3%
 Sappi Ltd., Sponsored ADR                                  500,000                 6,800,000
----------------------------------------------------------------------------------------------
 Telecommunication Services--0.6%
----------------------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.4%
 BellSouth Corp. 3                                          167,900                 3,638,393
----------------------------------------------------------------------------------------------
 SBC Communications, Inc. 3                                 262,500                 5,460,000
                                                                              ----------------
                                                                                    9,098,393

----------------------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.2%
 AT&T Corp.                                                 200,000                 3,708,000
----------------------------------------------------------------------------------------------
 Utilities--6.4%
----------------------------------------------------------------------------------------------
 Electric Utilities--0.2%
 Duke Energy Corp. 3                                        100,000                 1,351,000
----------------------------------------------------------------------------------------------
 Exelon Corp. 3                                              50,000                 2,457,500
 Xcel Energy, Inc. 3                                        100,000                 1,109,000
                                                                              ----------------
                                                                                    4,917,500

----------------------------------------------------------------------------------------------
 Gas Utilities--6.2%
 Kinder Morgan Management LLC                             2,547,500                81,316,200
----------------------------------------------------------------------------------------------
 Kinder Morgan, Inc.                                      1,175,000                53,497,750
                                                                              ----------------
                                                                                  134,813,950
                                                                              ----------------
 Total Common Stocks (Cost $677,390,181)                                          791,933,113



9  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                 Market Value
                                                             Shares                See Note 1
----------------------------------------------------------------------------------------------
 Preferred Stocks--11.4%

 ACE Ltd., 8.25% Cv. Preferred Redeemable Increased Dividend
 Equity Securities, Non-Vtg.                                325,000            $   17,936,750
----------------------------------------------------------------------------------------------
 Baxter International, Inc., 7% Cv. Equity Units (each equity unit has a stated value of $50 and consists of a purchase
 contract to purchase Baxter International, Inc. common stock and $50 principal amount of Baxter International, Inc.,
 3.60% sr. nts., 2/16/08), Non-Vtg. 5                       100,000                 5,047,000
----------------------------------------------------------------------------------------------
 California Federal Preferred Capital Corp., 9.125% Non-Cum.
 Exchangeable, Series A, Non-Vtg.                           100,000                 2,640,000
----------------------------------------------------------------------------------------------
 Capital One Financial Corp., 6.25% Cv. Upper DECS
 (each upper DECS has a stated amount of $50 and consists
 of a forward purchase contract to purchase Capital One
 Financial Corp. common stock and $50 principal amount of
 Capital One Financial Corp., 6.25% sr. nts., 5/17/07) 5    200,000                 5,840,000
----------------------------------------------------------------------------------------------
 CenterPoint Energy, Inc., 2% Cv. Zero-Exchangeable
 Sub. Nts., 9/15/29 6                                     1,000,000                22,027,000
----------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 6% Cv. Nts. 1,4                    23,900                 1,259,243
----------------------------------------------------------------------------------------------
 El Paso Corp., 9% Cv. Equity Security Units
 (each unit has a stated value of $50 and consists of
 a purchase contract to purchase El Paso Corp. common
 stock and $50 principal amount of El Paso Corp.,
 6.14% sr. nts., 8/16/07) 5                                 500,000                11,850,000
----------------------------------------------------------------------------------------------
 Emmis Communications Corp., 6.25% Cum. Cv.,
 Series A, Non-Vtg.                                         400,000                17,250,000
----------------------------------------------------------------------------------------------
 Equity Securities Trust I/Cablevision Systems
 Corp., 6.50% Cv., Series CVC                               875,000                17,885,000
----------------------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc. (The),
 6% Cv. Equity Units (each equity unit has a stated
 amount of $50 and consists of a purchase
 contract to purchase $50 principal amount of
 Hartford Financial Services Group, Inc. (The),
 4.10% sr. nts., 11/16/08 and Hartford Financial Services
 Group, Inc. (The) common stock) 5                          105,000                 4,389,000
----------------------------------------------------------------------------------------------
 McKesson Financing Trust, 5% Cv., Non-Vtg.                  75,000                 3,656,250
----------------------------------------------------------------------------------------------
 National Australia Bank Ltd., ExCaps (each ExCap consists
 of $25 principal amount of 7.875% Perpetual Capital
 Security and a purchase contract entitling the holder
 to exchange ExCaps for ordinary shares
 of the Bank) 5                                             500,000                16,500,000
----------------------------------------------------------------------------------------------
 Prudential Financial, Inc./Prudential Financial Capital
 Trust I, 6.75% Cum. Cv. Equity Security Units (each unit
 consists of a contract to purchase Prudential Financial,
 Inc. common stock and a redeemable capital security of
 Prudential Financial Capital Trust I), Non-Vtg. 5          257,500                13,361,675
----------------------------------------------------------------------------------------------
 Sempra Energy, 8.50% Cv. Equity Units (each equity
 unit consists of income equity units, each has a
 stated value of $25 and consists of a
 purchase contract to purchase Sempra Energy common
 stock and $25 principal amount of Sempra Energy,
 5.60% sr. nts., 5/17/07) 5                                 675,000                16,058,250
----------------------------------------------------------------------------------------------
 Six Flags, Inc., 7.25% Cum. Cv. Preferred
 Income Equity Redeemable
 Shares, Non-Vtg.                                           700,000                11,550,000
----------------------------------------------------------------------------------------------
 Sovereign Capital Trust II, 7.50% Cv. Preferred
 Income Equity Redeemable Stock, Units (each
 unit consists of one preferred plus one
 warrant to purchase 5.3355 shares of
 Sovereign Bancorp common stock) 5                          175,000                13,387,500
----------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., 4.50% Cv.
 Jr. Unsec. Sub. Nts.                                       680,000                16,218,000
----------------------------------------------------------------------------------------------
 Union Pacific Capital Trust, 6.25% Cum. Cv.
 Term Income Deferrable
 Equity Securities, Non-Vtg.                                150,000                 7,762,500
----------------------------------------------------------------------------------------------
 United Rentals Trust I, 6.50% Cv.
 Quarterly Income Preferred
 Securities, Non-Vtg.                                       550,000                15,743,750



10  |  OPPENHEIMER CAPITAL INCOME FUND

                                                                                 Market Value
                                                             Shares                See Note 1
----------------------------------------------------------------------------------------------
 Preferred Stocks Continued

 Valero Energy Corp., 7.75% Cv. Premium Equity
 Participating Security                                     225,000            $    6,637,500
----------------------------------------------------------------------------------------------
 Washington Mutual, Inc., Cum. Cv. Units (each unit
 consists of one preferred security of Washington Mutual
 Capital Trust 2001 and one warrant to purchase 1.2081
 shares of Washington Mutual, Inc. common
 stock), Non-Vtg. 5                                         325,000                16,786,900
----------------------------------------------------------------------------------------------
 Williams Cos., Inc. (The), 9% Cv. Flexible Equity
 Linked Security PACS Units (each unit is referred to
 as Income PACS, each has a stated amount of $25 and
 consists of a purchase contract to purchase Williams
 Cos., Inc. (The) common stock and $25 principal
 amount of Williams Cos., Inc. (The),
 6.50% sr. nts., 2/16/07), Non-Vtg. 5                       331,800                 2,989,518
                                                                              ----------------
 Total Preferred Stocks (Cost $278,289,926)                                       246,775,836

                                                          Principal
                                                             Amount
----------------------------------------------------------------------------------------------
 Asset-Backed Securities--2.3%

 Capital Auto Receivables Asset Trust,
 Automobile Mtg.-Backed Nts.,
 Series 2002-4, Cl. A2B, 1.74%, 1/17/05                $  4,680,000                 4,688,453
----------------------------------------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc.,
 Home Equity Collateralized Mtg.
 Obligations, Series 2002-1, Cl. AF1, 2.474%, 9/25/32 7   2,027,053                 2,034,996
----------------------------------------------------------------------------------------------
 Daimler Chrysler Auto Trust, Automobile
 Loan Pass-Through
 Certificates, Series 2002-B, Cl. A2, 2.20%, 4/6/05 7     2,778,217                 2,789,088
----------------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile
 Loan Certificates,
 Series 2002-D, Cl. A2A, 2.10%, 3/15/05                   5,140,000                 5,160,318
----------------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust,
 Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                    2,374,323                 2,385,293
----------------------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust,
 Automobile Receivables Obligations:
 Series 2002-3, Cl. A2, 2.26%, 12/18/04                   3,560,000                 3,575,983
 Series 2002-4, Cl. A2, 1.66%, 6/15/05                    2,530,000                 2,536,127
----------------------------------------------------------------------------------------------
 Household Automotive Trust,
 Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05                   2,570,000                 2,582,513
----------------------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile Loan
 Certificates, Series 2002-1,
 Cl. A2, 1.95%, 7/20/05                                   1,680,000                 1,685,878
----------------------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail
 Installment Contracts,
 Series 2002-A, Cl. A2, 1.51%, 5/16/05 6,7                2,400,000                 2,402,082
----------------------------------------------------------------------------------------------
 Nissan Auto Lease Trust, Auto Lease Obligations,
 Series 2002-A,
 Cl. A2, 1.86%, 11/15/04 4                                5,050,000                 5,058,680
----------------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust,
 Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                    3,730,000                 3,739,875
----------------------------------------------------------------------------------------------
 Salomon Smith Barney Auto Loan Trust,
 Asset-Backed Auto Loan
 Obligations, Series 2002-1, Cl. A2, 1.83%, 9/15/05       3,540,000                 3,535,575
----------------------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile Loan
 Asset-Backed Certificates,
 Series 2002-1, Cl. A2, 1.95%, 3/15/05                    1,160,000                 1,163,413
----------------------------------------------------------------------------------------------
 Volkswagen Auto Lease Trust, Automobile
 Lease Asset-Backed Securities,
 Series 2002-A, Cl. A2, 1.77%, 2/20/05                    4,590,000                 4,597,344
----------------------------------------------------------------------------------------------
 Whole Auto Loan Trust, Automobile Loan
 Receivables, Series 2002-1, Cl. A2,
 1.88%, 6/15/05                                           2,170,000                 2,174,747
                                                                              ----------------
 Total Asset-Backed Securities (Cost $49,977,262)                                  50,110,365

11  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--6.6%

 Federal Home Loan Mortgage Corp., Gtd. Mtg. Pass-Through
 Participation Certificates:
 8%, 4/1/16                                             $ 2,776,307            $    3,013,123
 9%, 8/1/22-5/1/25                                          691,271                   773,940
----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Home Equity Loan Structured
 Pass-Through Certificates:
 Series HOO2, Cl. A2, 1.861%, 12/15/06                    2,760,000                 2,783,204
 Series HOO3, Cl. A2, 1.88%, 1/15/07                      3,260,000                 3,254,397
----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 3/25/33 8                                           31,000,000                32,240,000
 6.50%, 3/1/33 8                                         46,148,000                48,267,947
 7%, 3/1/33 8                                            37,798,000                39,876,890
----------------------------------------------------------------------------------------------
 Government National Mortgage Assn.,
 8.50%, 8/15/17-12/15/17                                    784,111                   867,896
----------------------------------------------------------------------------------------------
 Granite Mortgages plc, Mtg.-Backed
 Obligations, Series 2002-2,
 Cl. 1A1, 1.479%, 1/21/17 6,7                             1,897,846                 1,897,846
----------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1996-WF1,
 Cl. A2, 7.351%, 11/15/28 4,6                             2,620,544                 2,701,043
----------------------------------------------------------------------------------------------
 Washington Mutual Mortgage Securities Corp.,
 Collateralized Mtg. Obligations, Pass-Through
 Certificates:
 Series 2002-AR15, Cl. A1, 2.26%, 12/25/32                2,228,595                 2,239,623
 Series 2002-AR19, Cl. A1, 1.771%, 1/25/33                3,143,767                 3,145,486
----------------------------------------------------------------------------------------------
 Wells Fargo Mortgage Backed Securities Trust,
 Collateralized Mtg. Obligations, Series 2003-A,
 Cl. A1, 1.79%, 2/25/33 7                                 1,848,538                 1,849,693
                                                                              ----------------
 Total Mortgage-Backed Obligations (Cost $142,249,749)                            142,911,088

----------------------------------------------------------------------------------------------
 U.S. Government Obligations--7.2%

 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 4.875%, 3/15/07                                          5,800,000                 6,322,765
 6.25%, 7/15/32                                           5,500,000                 6,373,493
----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.,
 6.375%, 6/15/09                                         13,500,000                15,776,370
----------------------------------------------------------------------------------------------
 Tennessee Valley Authority Bonds, 7.125%, 5/1/30           863,000                 1,098,055
----------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                         10,487,000                11,630,335
 6.25%, 5/15/30                                          15,004,000                18,297,273
 STRIPS, 4.96%, 2/15/16 9                                 1,157,000                   638,787
 STRIPS, 5.48%, 11/15/27 9                                3,425,000                   970,772
----------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 3%, 2/15/08                                              9,963,000                10,117,895
 3.875%, 2/15/13                                          8,265,000                 8,389,306
 4.875%, 2/15/12                                          2,475,000                 2,714,768
 5%, 2/15/11                                             23,400,000                25,952,987
 6.50%, 2/15/10                                          39,600,000                47,649,967
                                                                              ----------------
 Total U.S. Government Obligations (Cost $144,278,865)                            155,932,773



12  |  OPPENHEIMER CAPITAL INCOME FUND

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Foreign Government Obligations--0.0%

 United Mexican States Nts., 7.50%,
 1/14/12 (Cost $950,117)                                $   940,000            $    1,011,675

----------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--12.4%

 ABN Amro NA Holding Capital NV, 6.473% Bonds,
 12/29/49 4                                                 920,000                   995,799
----------------------------------------------------------------------------------------------
 AEP Resources, Inc., 6.50% Sr. Nts., 12/1/03 4           1,170,000                 1,176,844
----------------------------------------------------------------------------------------------
 Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29              765,000                   876,887
----------------------------------------------------------------------------------------------
 Allied Waste North America, Inc.:
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                 4,000,000                 4,000,000
 8.50% Sr. Sub. Nts., 12/1/08                             2,500,000                 2,575,000
----------------------------------------------------------------------------------------------
 American International Group, Inc./
 SunAmerica Global Financing VI,
 6.30% Sr. Sec. Nts., 5/10/11 4                           1,365,000                 1,552,569
----------------------------------------------------------------------------------------------
 Amtran, Inc., 9.625% Nts., 12/15/05                      3,000,000                 1,068,750
----------------------------------------------------------------------------------------------
 Anthem, Inc., 6.80% Unsec. Unsub. Bonds, 8/1/12          1,430,000                 1,619,672
----------------------------------------------------------------------------------------------
 AT&T Corp., 8.50% Sr. Nts., 11/15/31 6                     620,000                   672,807
----------------------------------------------------------------------------------------------
 AT&T Wireless Services, Inc.:
 7.50% Sr. Unsec. Nts., 5/1/07 11                         1,770,000                 1,891,498
 8.75% Sr. Unsec. Nts., 3/1/31                              640,000                   682,213
----------------------------------------------------------------------------------------------
 Auburn Hills Trust, 12.375% Gtd.
 Exchangeable Certificates, 5/1/20 6                      5,000,000                 7,587,955
----------------------------------------------------------------------------------------------
 AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30              1,650,000                 1,904,739
----------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07 7                 2,500,000                 2,690,625
----------------------------------------------------------------------------------------------
 Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12           800,000                   852,000
----------------------------------------------------------------------------------------------
 Boeing Capital Corp., 7.375% Sr. Nts., 9/27/10           2,080,000                 2,370,977
----------------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co., 5.75% Nts., 10/1/11            1,780,000                 1,937,400
----------------------------------------------------------------------------------------------
 British Sky Broadcasting Group plc, 8.20%
 Sr. Unsec. Nts., 7/15/09                                   680,000                   761,267
----------------------------------------------------------------------------------------------
 Burlington Northern Santa Fe Corp., 5.90%
 Sr. Nts., 7/1/12                                         1,355,000                 1,498,585
----------------------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts., 6/30/05               1,360,000                 1,429,974
----------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/
 Charter Communications Holdings Capital Corp.:
 0%/13.50% Sr. Sub. Disc. Nts., 1/15/11 10                3,250,000                 1,064,375
 8.625% Sr. Unsec. Nts., 4/1/09                           8,500,000                 4,122,500
----------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11  5,000,000                 5,250,000
----------------------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/2/12    1,050,000                 1,201,546
----------------------------------------------------------------------------------------------
 Citizens Communications Co., 9.25% Sr. Nts., 5/15/11       880,000                 1,090,817
----------------------------------------------------------------------------------------------
 Clear Channel Communications, Inc., 7.65%
 Sr. Nts., 9/15/10                                          912,000                 1,056,660
----------------------------------------------------------------------------------------------
 Coast Hotels & Casinos, Inc., 9.50% Sr. Unsec.
 Sub. Nts., 4/1/09                                          300,000                   318,375
----------------------------------------------------------------------------------------------
 Cox Communications, Inc., 7.75% Sr. Nts., 11/1/10        1,387,000                 1,630,696
----------------------------------------------------------------------------------------------
 Credit Suisse First Boston (USA), Inc., 6.125% Nts.,
 11/15/11                                                 1,980,000                 2,109,413
----------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18     3,000,000                 2,797,500
----------------------------------------------------------------------------------------------
 CSK Auto, Inc., 12% Sr. Unsec. Nts., 6/15/06 2          10,000,000                10,850,000
----------------------------------------------------------------------------------------------
 DaimlerChrysler NA Holding Corp., 6.40% Nts., 5/15/06    1,530,000                 1,654,346
----------------------------------------------------------------------------------------------
 Delhaize America, Inc., 9% Unsub. Debs., 4/15/31           695,000                   649,825
----------------------------------------------------------------------------------------------
 Delphi Corp., 6.55% Nts., 6/15/06                        1,125,000                 1,208,857
----------------------------------------------------------------------------------------------
 Deutsche Telekom International BV, 8.25% Unsec.
 Unsub. Nts., 6/15/05 6                                   1,800,000                 1,976,598



13  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
----------------------------------------------------------------------------------------------

 Dominion Resources, Inc., 8.125% Sr.
 Unsub. Nts., 6/15/10                                   $ 1,160,000            $    1,393,095
----------------------------------------------------------------------------------------------
 Duke Energy Corp., 5.625% Nts., 11/30/12                   875,000                   881,962
----------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09       7,500,000                 8,025,000
----------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec.
 Sub. Nts., Series B, 3/15/09                             9,000,000                 9,360,000
----------------------------------------------------------------------------------------------
 Entravision Communications Corp., 8.125% Sr.
 Sub. Nts., 3/15/09                                         400,000                   404,000
----------------------------------------------------------------------------------------------
 EOP Operating LP, 7.75% Unsec. Nts., 11/15/07            1,240,000                 1,431,922
----------------------------------------------------------------------------------------------
 Fairchild Semiconductor Corp., 10.375% Sr.
 Unsec. Nts., 10/1/07                                     2,500,000                 2,643,750
----------------------------------------------------------------------------------------------
 Federated Department Stores, Inc., 6.625%
 Sr. Nts., 4/1/11                                           970,000                 1,071,901
----------------------------------------------------------------------------------------------
 FirstEnergy Corp., 7.375% Sr. Unsub. Nts.,
 Series C, 11/15/31                                       1,770,000                 1,786,861
----------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 9.25% Sr. Nts., 6/15/10              5,000,000                 2,800,000
----------------------------------------------------------------------------------------------
 Ford Motor Co., 7.45% Bonds, 7/16/31                     5,370,000                 4,527,560
----------------------------------------------------------------------------------------------
 France Telecom SA:
 8.70% Sr. Unsec. Nts., 3/1/06                              760,000                   856,490
 9.25% Sr. Unsec. Nts., 3/1/11                              725,000                   860,299
----------------------------------------------------------------------------------------------
 General Electric Capital Corp.:
 6% Nts., 6/15/12                                           550,000                   601,556
 6.75% Nts., Series A, 3/15/32                              650,000                   743,751
----------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 6.875%
 Unsec. Unsub. Nts., 8/28/12                              3,480,000                 3,474,070
----------------------------------------------------------------------------------------------
 Hertz Corp. (The), 7.625% Sr. Nts., 6/1/12               2,735,000                 2,626,303
----------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts.,
 Series C, 12/1/08                                       10,000,000                 9,450,000
----------------------------------------------------------------------------------------------
 Household Finance Corp., 7% Nts., 5/15/12                1,990,000                 2,256,873
----------------------------------------------------------------------------------------------
 Hutchison Whampoa International Ltd.,
 6.50% Nts., 2/13/13 4                                      812,000                   831,646
----------------------------------------------------------------------------------------------
 Hypovereinsbank, 8.741% Bonds, 6/30/31 4                   801,000                   683,803
----------------------------------------------------------------------------------------------
 Imax Corp., 7.875% Sr. Nts., 12/1/05                     5,000,000                 4,025,000
----------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                 2,000,000                 2,030,000
----------------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12   1,000,000                 1,022,500
----------------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co., 6.75% Sub. Nts., 2/1/11         1,115,000                 1,249,838
----------------------------------------------------------------------------------------------
 John Hancock Global Funding II:
 5% Nts., 7/27/07 4                                       1,410,000                 1,504,889
 7.90% Nts., 7/2/10 4                                       875,000                 1,049,911
----------------------------------------------------------------------------------------------
 K. Hovnanian Enterprises, Inc., 8.875% Sr.
 Sub. Nts., 4/1/12                                        1,600,000                 1,632,000
----------------------------------------------------------------------------------------------
 Kinder Morgan, Inc., 6.50% Nts., 9/1/12 4                  940,000                 1,027,295
----------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50%
 Sr. Sub. Nts., 2/15/09                                   6,000,000                 5,955,000
----------------------------------------------------------------------------------------------
 Kroger Co. (The), 6.75% Nts., 4/15/12                      775,000                   868,109
----------------------------------------------------------------------------------------------
 Level 3 Communications, Inc., 0%/10.50%
 Sr. Disc. Nts., 12/1/08 8,10                             5,000,000                 2,887,500
----------------------------------------------------------------------------------------------
 Lockheed Martin Corp., 8.50% Bonds, 12/1/29              1,350,000                 1,806,597
----------------------------------------------------------------------------------------------
 Lucent Technologies, Inc., 6.45% Unsec.
 Debs., 3/15/29                                          27,500,000                16,500,000
----------------------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc., 4.85% Nts., 2/15/13           694,000                   712,489
----------------------------------------------------------------------------------------------
 MBNA America Bank NA, 6.625% Sub. Nts., 6/15/12          1,520,000                 1,591,940
----------------------------------------------------------------------------------------------
 MidAmerican Energy Holdings Co., 5.875%
 Sr. Nts., 10/1/12                                        2,300,000                 2,411,472
----------------------------------------------------------------------------------------------
 Morgan Stanley, 6.60% Nts., 4/1/12                         900,000                 1,007,413
----------------------------------------------------------------------------------------------
 Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12  1,090,000                 1,142,019



14  |  OPPENHEIMER CAPITAL INCOME FUND

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued

 News America Holdings, Inc., 7.75% Sr.
 Unsec. Debs., 12/1/45                                  $ 1,510,000            $    1,655,224
----------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 9.75% Sr.
 Disc. Nts., 10/31/07                                    16,000,000                16,320,000
----------------------------------------------------------------------------------------------
 NiSource Finance Corp., 7.875% Sr. Unsec.
 Nts., 11/15/10                                           1,680,000                 1,962,986
----------------------------------------------------------------------------------------------
 Nortek, Inc., 9.125% Sr. Unsec. Nts., Series B, 9/1/07   7,500,000                 7,706,250
----------------------------------------------------------------------------------------------
 OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11            1,000,000                   685,000
----------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub.
 Nts., Series B, 5/15/08                                  3,224,000                 3,397,290
----------------------------------------------------------------------------------------------
 Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27          620,000                   699,050
----------------------------------------------------------------------------------------------
 Pharmacia Corp., 6.60% Sr. Unsec. Nts., 12/1/28 11         620,000                   728,057
----------------------------------------------------------------------------------------------
 Progress Energy, Inc., 7.10% Nts., 3/1/11                1,310,000                 1,483,182
----------------------------------------------------------------------------------------------
 Prudential Holdings LLC, 8.695% Bonds,
 Series C, 12/18/23 4                                     1,500,000                 1,797,478
----------------------------------------------------------------------------------------------
 Prudential Insurance Co. of America,
 8.30% Nts., 7/1/25 4                                     2,080,000                 2,533,346
----------------------------------------------------------------------------------------------
 Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                980,000                 1,139,341
----------------------------------------------------------------------------------------------
 Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03             2,280,000                 2,317,536
----------------------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10             14,284,000                 4,142,360
----------------------------------------------------------------------------------------------
 Reed Elsevier Capital, Inc., 6.75% Bonds, 8/1/11           970,000                 1,109,477
----------------------------------------------------------------------------------------------
 Rite Aid Corp.:
 6.875% Sr. Unsec. Debs., 8/15/13                         5,000,000                 3,725,000
 7.125% Sr. Unsub. Nts., 1/15/07                          5,000,000                 4,325,000
----------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                          1,000,000                 1,030,000
 10.875% Sr. Sub. Nts., 4/1/08                            1,000,000                   992,500
----------------------------------------------------------------------------------------------
 Safeway, Inc., 4.80% Sr. Unsec. Nts., 7/16/07            1,430,000                 1,490,663
----------------------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp.:
 6% Unsec. Bonds, 3/20/03                                 1,225,000                 1,226,795
 6.90% Nts., 8/1/03                                         850,000                   862,427
----------------------------------------------------------------------------------------------
 Simon DeBartolo Group LP, 6.875% Unsec. Nts., 11/15/06   1,305,000                 1,442,315
----------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc., 8% Sr.
 Sub. Nts., 3/15/12                                       1,000,000                 1,028,750
----------------------------------------------------------------------------------------------
 Sprint Capital Corp., 8.75% Nts., 3/15/32                1,355,000                 1,314,350
----------------------------------------------------------------------------------------------
 Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12       300,000                   306,000
----------------------------------------------------------------------------------------------
 Target Corp., 5.40% Nts., 10/1/08                        1,060,000                 1,157,284
----------------------------------------------------------------------------------------------
 TCI Communications, Inc., 9.80% Sr.
 Unsec. Debs., 2/1/12                                     2,200,000                 2,722,742
----------------------------------------------------------------------------------------------
 Telus Corp., 7.50% Nts., 6/1/07                            665,000                   675,806
----------------------------------------------------------------------------------------------
 Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11         1,000,000                   955,000
----------------------------------------------------------------------------------------------
 Time Warner Entertainment Co. LP:
 8.375% Sr. Debs., 3/15/23                                  225,000                   260,889
 10.15% Sr. Nts., 5/1/12                                    501,000                   640,972
----------------------------------------------------------------------------------------------
 Time Warner, Inc., 9.125% Debs., 1/15/13                 1,130,000                 1,332,731
----------------------------------------------------------------------------------------------
 Tyco International Group SA, 6.75% Sr.
 Unsub. Nts., 2/15/11                                     1,705,000                 1,619,750
----------------------------------------------------------------------------------------------
 Union Carbide Corp., 6.25% Nts., 6/15/03                 1,310,000                 1,318,136
----------------------------------------------------------------------------------------------
 United Auto Group, Inc., 9.625% Sr. Sub. Nts., 3/15/12 4   400,000                   387,000
----------------------------------------------------------------------------------------------
 Verizon Global Funding Corp., 7.75% Sr.
 Unsub. Nts., 12/1/30                                     1,775,000                 2,152,122
----------------------------------------------------------------------------------------------
 Viacom, Inc., 7.70% Sr. Unsec. Nts., 7/30/10             2,130,000                 2,583,241
----------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr.
 Unsec. Nts., 11/15/09                                       64,000                    70,720



15  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued

 Vornado Realty LP, 5.625% Sr. Unsec.
 Unsub. Nts., 6/15/07                                   $ 1,180,000            $    1,219,826
----------------------------------------------------------------------------------------------
 Walt Disney Co. (The):
 6.375% Sr. Unsec. Nts., 3/1/12                             750,000                   823,074
 6.75% Sr. Nts., 3/30/06                                  1,255,000                 1,385,017
----------------------------------------------------------------------------------------------
 Waste Management, Inc.:
 7% Sr. Nts., 7/15/28                                     1,560,000                 1,649,097
 7.75% Sr. Unsec. Nts., 5/15/32                             215,000                   249,768
----------------------------------------------------------------------------------------------
 WellPoint Health Networks, Inc., 6.375% Nts., 1/15/12      960,000                 1,066,192
----------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub.
 Nts., 2/15/09                                            1,000,000                 1,032,503
----------------------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04 11                           1,400,000                 1,458,412
                                                                                --------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $259,708,720)              270,442,542

----------------------------------------------------------------------------------------------
 Convertible Corporate Bonds and Notes--21.0%
 Consumer Discretionary--9.5%
----------------------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--0.7%
 Royal Carribean Cruises Ltd., Zero Coupon Cv.
 Sr. Unsec. Unsub.
 Liquid Yield Option Nts., 5.29%, 2/2/21 9               40,000,000                15,400,000
----------------------------------------------------------------------------------------------
 Media--8.4%
 America Online, Inc., Zero Coupon Cv. Nts.,
 3.84%, 12/6/19 9                                        67,500,000                39,065,625
----------------------------------------------------------------------------------------------
 Charter Communications, Inc.:
 4.75% Cv. Sr. Unsec. Nts., 6/1/06                       22,500,000                 4,331,250
 5.75% Cv. Sr. Unsec. Nts., 10/15/05                    100,000,000                23,000,000
----------------------------------------------------------------------------------------------
 Liberty Media Corp.:
 3.25% Exchangeable Sr. Sec. Debs., 3/15/31
 (exchangeable for
 Viacom, Inc. Cl. B common stock) 4                      15,000,000                14,062,500
 3.25% Exchangeable Sr. Unsec. Debs., 3/15/31
 (exchangeable for Viacom, Inc. Cl. B common
 stock or cash based on the value thereof)               65,000,000                60,937,500
 3.50% Exchangeable Sr. Unsec. Debs., 1/15/31
 (exchangeable for Motorola, Inc. common stock
 or cash based on the value of that stock)               17,500,000                11,681,250
 3.75% Exchangeable Sr. Unsec. Debs., 2/15/30
 (exchangeable for Sprint Corp. PCS, Series 1 common
 stock or cash based on the value of that stock)         17,750,000                 9,474,062
 4% Exchangeable Sr. Unsec. Debs., 11/15/29
 (exchangeable for Sprint Corp. PCS, Series 1 common
 stock or cash based on the value of that stock)         34,750,000                19,677,188
                                                                                --------------
                                                                                  182,229,375

----------------------------------------------------------------------------------------------
 Specialty Retail--0.4%
 Gap, Inc. (The), 5.75% Cv. Sr. Nts., 3/15/09 4           7,500,000                 8,737,500
----------------------------------------------------------------------------------------------
 Consumer Staples--1.6%
----------------------------------------------------------------------------------------------
 Food & Drug Retailing--1.6%
 Rite Aid Corp., 4.75% Cv. Nts., 12/1/06 4               40,000,000                33,950,000
----------------------------------------------------------------------------------------------
 Financials--0.7%
----------------------------------------------------------------------------------------------
 Diversified Financials--0.7%
 Providian Financial Corp., Zero Coupon
 Cv. Sr. Unsec. Unsub. Nts.,
 6.75%, 2/15/21 9                                        40,000,000                14,100,000



16  |  OPPENHEIMER CAPITAL INCOME FUND

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Industrials--3.0%
----------------------------------------------------------------------------------------------
 Construction & Engineering--0.1%
 Shaw Group, Inc. (The), Zero Coupon Cv.
 Sr. Unsec. Liquid Yield
 Option Nts., 3.24%, 5/1/21 9                          $  3,000,000            $    1,897,500
----------------------------------------------------------------------------------------------
 Industrial Conglomerates--2.9%
 Tyco International Group SA, 3.125% Cv. Sr. Nts.,
 Series B, 1/15/23 4                                     27,500,000                26,640,625
----------------------------------------------------------------------------------------------
 Tyco International Ltd., Zero Coupon Cv.
 Sr. Unsec. Unsub. Liquid
 Yield Option Nts., 2.56%, 11/17/20 9                    50,000,000                37,625,000
                                                                              ----------------
                                                                                   64,265,625

----------------------------------------------------------------------------------------------
 Information Technology--4.2%
----------------------------------------------------------------------------------------------
 Communications Equipment--0.7%
 Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06      10,500,000                 9,187,500
----------------------------------------------------------------------------------------------
 Nortel Networks Corp., 4.25% Cv. Sr.
 Unsec. Nts., 9/1/08                                     10,000,000                 7,312,500
                                                                              ----------------
                                                                                   16,500,000

----------------------------------------------------------------------------------------------
 Electronic Equipment & Instruments--0.9%
 Solectron Corp., Zero Coupon Cv.
 Sr. Unsec. Unsub. Liquid
 Yield Option Nts., 2.44%, 11/20/20 9                    35,000,000                18,900,000
----------------------------------------------------------------------------------------------
 Semiconductor Equipment & Products--2.6%
 Advanced Micro Devices, Inc.,
 4.75% Cv. Sr. Debs., 2/1/22                              4,950,000                 3,081,375
----------------------------------------------------------------------------------------------
 Amkor Technology, Inc., 5.75% Cv.
 Unsec. Sub. Nts., 6/1/06                                30,000,000                19,462,500
----------------------------------------------------------------------------------------------
 LSI Logic Corp., 4% Cv. Unsec. Sub. Nts., 11/1/06       37,500,000                31,921,875
----------------------------------------------------------------------------------------------
 Micron Technology, Inc., 2.50% Cv. Sub. Nts., 2/1/10 4   2,500,000                 2,409,375
                                                                              ----------------
                                                                                   56,875,125

----------------------------------------------------------------------------------------------
 Telecommunication Services--0.8%
----------------------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.1%
 Level 3 Communications, Inc., 6% Cv. Nts., 9/15/09       6,500,000                 3,193,125
----------------------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.7%
 Nextel Communications, Inc., 5.25% Cv.
 Sr. Nts., 1/15/10                                       17,500,000                14,240,625
----------------------------------------------------------------------------------------------
 Utilities--1.2%
----------------------------------------------------------------------------------------------
 Electric Utilities--0.8%
 Calpine Corp.:
 4% Cv. Sr. Nts., 12/26/06                                2,500,000                 1,387,500
 4% Cv. Sr. Unsec. Nts., 12/26/06 4                      27,500,000                15,262,500
                                                                              ----------------
                                                                                   16,650,000

----------------------------------------------------------------------------------------------
 Gas Utilities--0.4%
 El Paso Corp., Zero Coupon Cv. Debs., 7.05%, 2/28/21 9  27,500,000                 9,487,500
                                                                              ----------------
 Total Convertible Corporate Bonds and Notes (Cost $488,310,201)                  456,426,375

----------------------------------------------------------------------------------------------
 Structured Notes--6.6%

 Bank of America Corp., Linked Sr. Nts.,
 Series RTY, 7%, 3/3/04
 (redemption linked to russell 2000 index)               10,000,000                10,025,000
----------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch):
 Cendant Corp. Equity Linked Nts., 5%, 2/7/04             1,400,000                16,800,000
 Comcast Corp. Cv. Equity Linked Nts., 8%, 12/23/03         430,000                11,771,250



17  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                          Principal              Market Value
                                                             Amount                See Note 1
----------------------------------------------------------------------------------------------
 Structured Notes Continued

 Deutsche Bank AG, COUNTS Corp. Sec. Bond Linked Nts.,
 Series 2003-1, 3.128%, 1/7/05 6,7                      $ 7,150,000            $      160,725
----------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The):
 Abbott Laboratories Cv. Medium Term Linked Nts.,
 Series B, 7%, 7/27/03                                      684,300                23,536,499
 GlobalSantaFe Corp. Cv. Linked Nts., 9%, 8/1/03            700,000                14,944,300
----------------------------------------------------------------------------------------------
 Wyeth Cv. Medium Term Linked Nts., Series B,
 11.50%, 7/27/03                                            836,100                27,267,729
----------------------------------------------------------------------------------------------
 JPMorgan Chase Bank, High Yield Index
 Credit Linked Trust Nts.,
 8.75%, 11/15/07                                         13,390,000                13,724,750
----------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.,
 Capped Appreciation Linked Nts., 6%, 10/7/03
 (linked to the performance of the
 standard & poor's 500 index)                            10,000,000                10,519,850
----------------------------------------------------------------------------------------------
 UBS AG, High Grade Credit-Linked Nts.,
 3.065%, 12/10/04 6                                       7,150,000                 7,124,975
                                                                              ----------------
 Total Structured Notes (Cost $135,217,824)                                       142,875,078

----------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--1.3%

 Undivided interest of 2.92% in joint repurchase
 agreement (Market Value $933,657,000) with
 PaineWebber, Inc., 1.33%, dated 2/28/03, to be
 repurchased at $27,257,021 on 3/3/03, collateralized
 by Federal Home Loan Mortgage Corp.,
 6.50%, 8/1/32, with a value of $953,087,866
 (Cost $27,254,000)                                      27,254,000                27,254,000

----------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $2,203,626,845)            105.2%            2,285,672,845
----------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (5.2)             (112,172,528)
                                                         -------------------------------------
 Net Assets                                                   100.0%           $2,173,500,317
                                                         =====================================




Footnotes to Statement of Investments

1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2003 amounts to $86,847,092. Transactions during the period in which the issuer was an affiliate are as follows:

                        Shares/                                            Shares/        Unrealized    Dividend/
                      Principal        Gross           Gross             Principal      Appreciation     Interest
                August 31, 2002    Additions      Reductions     February 28, 2003    (Depreciation)       Income
-----------------------------------------------------------------------------------------------------------------
Stocks and/or
Warrants
CSK Auto Corp.        1,862,614    4,532,386*             --             6,395,000      $(8,771,321)     $     --
CSK Auto Corp.,
Restricted            4,524,886           --       4,524,886*                   --               --            --
Enbridge Energy
Management LLC               --      512,228              --               512,228        1,726,528            --

Bonds and Notes
CSK Auto, Inc.,
 12% Unsec.
Nts., 6/15/06       $10,000,000           --              --           $10,000,000          972,770       850,549
                                                                                       --------------------------
                                                                                        $(6,072,023)     $850,549
                                                                                       ==========================

*A portion of the transactions (4,524,886) was the result of a conversion from restricted common stock.




18  |  OPPENHEIMER CAPITAL INCOME FUND

3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                   Contracts          Expiration   Exercise       Premium     Market Value
                             Subject to Call               Dates      Price      Received       See Note 1
----------------------------------------------------------------------------------------------------------
 Altria Group, Inc.                    7,750             3/24/03     $40.00    $  405,199         $232,500
 Altria Group, Inc.                      500             3/24/03      42.50        12,000            5,000
 Altria Group, Inc.                    1,000             4/21/03      42.50        24,000           15,000
 Altria Group, Inc.                    1,500             3/24/03      45.00       100,998            7,500
 Altria Group, Inc.                      500             3/24/03      50.00        15,000               --
 Altria Group, Inc.                    1,750             3/24/03      47.50        90,751               --
 Altria Group, Inc.                      250             6/23/03      50.00        12,250               --
 BellSouth Corp.                       1,000             4/21/03      25.00       336,995           30,000
 Duke Energy Corp.                     1,000             3/24/03      15.00        33,687           15,000
 Exelon Corp.                            500             3/24/03      50.00        94,749           65,000
 FleetBoston Financial Corp.             500             3/24/03      27.50        28,250               --
 FleetBoston Financial Corp.           3,350             4/21/03      30.00       248,144               --
 FleetBoston Financial Corp.             250             7/21/03      35.00        13,400               --
 J.P. Morgan Chase & Co.               1,250             3/24/03      30.00       111,248               --
 J.P. Morgan Chase & Co.               1,000             3/24/03      27.50        51,499               --
 J.P. Morgan Chase & Co.                 500             3/24/03      32.50        22,000               --
 Loews Corp./Carolina Group              250             4/21/03      22.50        10,500           12,500
 Marathon Oil Corp.                      750             3/24/03      22.50        41,124           60,000
 Marathon Oil Corp.                    1,500             4/21/03      25.00        33,499           15,000
 Marathon Oil Corp.                    2,500             7/21/03      25.00       139,998          137,500
 PNC Financial Services Group            500             3/24/03      45.00        72,249           55,000
 PNC Financial Services Group            500             3/24/03      47.50        15,400           15,000
 PNC Financial Services Group            375             4/21/03      47.50        16,500           30,000
 SBC Communications, Inc.                875             3/24/03      25.00       102,373           43,750
 SBC Communications, Inc.                500             3/24/03      25.00        58,499            2,500
 U.S. Bancorp                          1,000             3/24/03      25.00        36,749               --
 U.S. Bancorp                            750             3/24/03      25.00        32,999               --
 Xcel Energy, Inc.                       500             3/24/03      12.50        19,500            5,000
                                                                              ----------------------------
                                                                                2,179,560          746,250
                                                                              ----------------------------

                                   Contracts
                              Subject to Put
----------------------------------------------------------------------------------------------------------
 Abbott Laboratories                     500             5/19/03      42.50       240,996          355,000
 ACE Ltd.                                750             5/19/03      30.00       232,746          255,000
 American International Group, Inc.      228             5/19/03      65.00       239,852          355,680
 American International Group, Inc.      422             8/18/03      65.00       636,063          670,980
 Boeing Co.                            1,100             3/24/03      30.00       150,948          297,000
 Bristol-Myers Squibb Co.                800             3/24/03      25.00       118,098          152,000
 Bristol-Myers Squibb Co.                254             6/24/03      30.00       141,476          182,880
 Cendant Corp.                         1,000             4/21/03      10.00        26,500           10,000
 Citigroup, Inc.                       1,750             6/23/03      35.00       678,490          612,500
 Citigroup, Inc.                         250             6/23/03      35.00       112,998           87,500
 Clear Channel Communications, Inc.      450             3/24/03      40.00       140,398          166,500
 Clear Channel Communications, Inc.      550             4/21/03      30.00        86,599           27,500
 Comcast Corp., Cl. A                  1,250             3/24/03      22.50       112,773            6,250
 Comcast Corp., Cl. A                  1,000             4/21/03      25.00       106,998           80,000
 Comcast Corp., Cl. A                  1,250             4/21/03      22.50       195,472           37,500
 ENSCO International, Inc.             1,000             3/24/03      30.00       276,800          225,000
 Everest Re Group Ltd.                 1,500             3/24/03      50.00       386,544           60,000
 Everest Re Group Ltd.                 1,000             4/21/03      50.00       307,245           90,000
 Everest Re Group Ltd.                   400             4/21/03      55.00       277,796          116,000
 FleetBoston Financial Corp.           2,250             3/24/03      25.00       246,379          247,500
 FleetBoston Financial Corp.             250             4/21/03      25.00        41,124           35,000


19  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued



Footnotes to Statement of Investments Continued
3. Outstanding written options continued

                                   Contracts          Expiration   Exercise       Premium     Market Value
                              Subject to Put               Dates      Price      Received       See Note 1
----------------------------------------------------------------------------------------------------------
 Hewlett-Packard Co.                   2,000             4/21/03     $15.00   $   153,248       $  150,000
 Home Depot, Inc.                        500             3/24/03      20.00        44,499               --
 J.P. Morgan Chase & Co.                 500             3/24/03      25.00       143,498          127,500
 Kraft Foods, Inc., Cl. A              1,000             4/21/03      30.00       141,998          135,000
 Lockheed Martin Corp.                 2,250             3/24/03      45.00       344,120          281,250
 Lockheed Martin Corp.                   750             3/24/03      55.00       432,743          682,500
 Lyondell Chemical Co.                   500             3/24/03      12.50        58,499           37,500
 Micron Technology, Inc.               1,500             4/21/03      10.00       345,495          360,000
 Micron Technology, Inc.                 250             4/21/03      12.50        76,749          110,000
 Micron Technology, Inc.                 109             4/21/03      17.50        54,172          102,460
 Morgan Stanley                          450             4/21/03      45.00       372,144          369,000
 Morgan Stanley                          113             4/21/03      50.00       158,428          149,160
 Pfizer, Inc.                          1,250             3/24/03      32.50       316,245          325,000
 Pfizer, Inc.                          3,875             3/24/03      30.00       530,242          387,500
 Pfizer, Inc.                          1,120             3/24/03      35.00       541,644          560,000
 Pharmacia Corp.                       1,250             3/24/03      40.00       153,185           81,250
 Pharmacia Corp.                         500             4/21/03      40.00       108,498           75,000
 SBC Communications, Inc.                375             3/24/03      25.00        66,374          153,750
 Safeway, Inc.                           600             3/24/03      25.00       122,698          294,000
 Safeway, Inc.                           875             6/23/03      25.00       420,369          437,500
 Target Corp.                            500             3/24/03      27.50        77,999           27,500
 Unocal Corp.                            500             4/21/03      30.00       103,498          190,000
 Verizon Communications, Inc.            250             3/24/03      35.00        50,499           37,500
 Verizon Communications, Inc.            366             4/21/03      35.00        89,242           82,350
                                                                              ----------------------------
                                                                                9,662,381        9,225,510
                                                                              ----------------------------
                                                                              $11,841,941       $9,971,760
                                                                              ============================

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $123,622,047 or 5.69% of the Fund's net assets as of February 28, 2003.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.
6. Represents the current interest rate for a variable or increasing rate security.
7. Identifies issues considered to be illiquid. See Note 7 of Notes to Financial Statements.
8. When-issued security to be delivered and settled after February 28, 2003.
9. Zero coupon bond reflects effective yield on the date of purchase.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
11. Securities with an aggregate market value of $4,077,967 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


20  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 February 28, 2003
-------------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $2,110,707,730)                       $2,198,825,753
 Affiliated companies (cost $92,919,115)                                86,847,092
                                                                  -------------------
                                                                     2,285,672,845
-------------------------------------------------------------------------------------
 Cash used for collateral on written puts                                6,537,718
-------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                       22,502,087
 Interest, dividends and principal paydowns                             16,706,748
 Shares of beneficial interest sold                                      1,635,214
 Other                                                                      13,793
                                                                  -------------------
 Total assets                                                        2,333,068,405

-------------------------------------------------------------------------------------
 Liabilities
 Bank overdraft                                                            598,084
-------------------------------------------------------------------------------------
 Options written, at value (premiums received
 $11,841,941)--see accompanying statement                                9,971,760
-------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $120,133,243
 purchased on a when-issued basis)                                     143,584,737
 Shares of beneficial interest redeemed                                  3,001,268
 Distribution and service plan fees                                        843,608
 Daily variation on futures contracts                                      775,046
 Shareholder reports                                                       366,990
 Transfer and shareholder servicing agent fees                             294,026
 Trustees' compensation                                                      6,966
 Other                                                                     125,603
                                                                  -------------------
 Total liabilities                                                     159,568,088

-------------------------------------------------------------------------------------
 Net Assets                                                         $2,173,500,317
                                                                  ===================

-------------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial interest                         $      226,789
-------------------------------------------------------------------------------------
 Additional paid-in capital                                          2,266,182,308
-------------------------------------------------------------------------------------
 Undistributed net investment income                                    27,386,899
-------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions             (202,691,978)
-------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                             82,396,299
                                                                  -------------------
 Net Assets                                                         $2,173,500,317
                                                                  ===================




21  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued

------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $1,802,699,396 and 187,780,732
 shares of beneficial interest outstanding)                                 $ 9.60
 Maximum offering price per share (net asset value plus
 sales charge of 5.75% of offering price)                                   $10.19
------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $296,029,382
 and 31,137,723 shares of beneficial interest outstanding)                  $ 9.51
------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per
 share (based on net assets of $69,145,441
 and 7,281,617 shares of beneficial interest outstanding)                   $ 9.50
------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $5,626,098
 and 588,503 shares of beneficial interest outstanding)                     $ 9.56



 See accompanying Notes to Financial Statements.


22  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended February 28, 2003
-------------------------------------------------------------------------------------
 Investment Income
 Interest:
 Unaffiliated companies (net of foreign
 withholding taxes of $21,250)                                       $  48,355,418
 Affiliated companies                                                      850,549
-------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $13,363)                25,217,095
                                                                   ------------------
 Total investment income                                                74,423,062

-------------------------------------------------------------------------------------
 Expenses
 Management fees                                                         5,759,462
-------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 2,080,978
 Class B                                                                 1,504,874
 Class C                                                                   346,108
 Class N                                                                    11,189
-------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 1,143,146
 Class B                                                                   386,497
 Class C                                                                    70,518
 Class N                                                                     6,627
-------------------------------------------------------------------------------------
 Shareholder reports                                                       133,193
-------------------------------------------------------------------------------------
 Custodian fees and expenses                                                34,808
-------------------------------------------------------------------------------------
 Trustees' compensation                                                     22,835
-------------------------------------------------------------------------------------
 Other                                                                     214,819
                                                                   ------------------
 Total expenses                                                         11,715,054
 Less reduction to custodian expenses                                       (2,974)
                                                                   ------------------
 Net expenses                                                           11,712,080

-------------------------------------------------------------------------------------
 Net Investment Income                                                  62,710,982

-------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                (119,541,235)
 Closing of futures contracts                                           (5,805,996)
 Closing and expiration of option contracts written                     14,651,785
                                                                   ------------------
 Net realized loss                                                    (110,695,446)

-------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                   60,152,951
                                                                   ------------------
 Net realized and unrealized loss                                      (50,542,495)

-------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $12,168,487
                                                                   ==================




 See accompanying Notes to Financial Statements.




23  |  OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months                         Year
                                                               Ended                        Ended
                                                   February 28, 2003                   August 31,
                                                         (Unaudited)                         2002
---------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                $   62,710,982               $  118,056,600
---------------------------------------------------------------------------------------------------
 Net realized loss                                      (110,695,446)                 (90,115,149)
 Net change in unrealized appreciation (depreciation)     60,152,951                 (553,296,798)
                                                     ----------------------------------------------
 Net increase (decrease) in net assets
 resulting from operations                                12,168,487                 (525,355,347)

---------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                 (45,535,971)                 (93,931,397)
 Class B                                                  (6,350,837)                 (14,424,307)
 Class C                                                  (1,474,453)                  (2,953,586)
 Class N                                                     (96,304)                    (106,899)
---------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                          --                  (64,030,274)
 Class B                                                          --                  (12,137,001)
 Class C                                                          --                   (2,393,666)
 Class N                                                          --                      (61,281)

---------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                 (36,892,676)                    (904,695)
 Class B                                                 (25,295,473)                 (41,599,972)
 Class C                                                  (2,337,442)                   5,678,706
 Class N                                                   1,626,284                    4,218,615

---------------------------------------------------------------------------------------------------
 Net Assets
 Total decrease                                         (104,188,385)                (748,001,104)
---------------------------------------------------------------------------------------------------
 Beginning of period                                   2,277,688,702                3,025,689,806
                                                     ----------------------------------------------
 End of period [including undistributed
 net investment income of $27,386,899 and
 $18,133,482, respectively]                           $2,173,500,317               $2,277,688,702
                                                     ==============================================



 See accompanying Notes to Financial Statements.


24  |  OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

                                              Six Months                                                          Year
                                                   Ended                                                         Ended
                                       February 28, 2003                                                    August 31,
Class A                                      (Unaudited)        2002        2001         2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period             $ 9.76      $12.72     $ 12.88      $ 13.63      $ 13.75     $ 14.12
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .28         .51         .42          .49          .51         .50
 Net realized and unrealized gain (loss)            (.20)      (2.66)        .41          .32         1.03         .41
                                                  -------------------------------------------------------------------------
 Total from investment operations                    .08       (2.15)        .83          .81         1.54         .91
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.24)       (.48)       (.48)        (.49)        (.49)       (.49)
 Distributions from net realized gain                 --        (.33)       (.51)       (1.07)       (1.17)       (.79)
                                                  -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.24)       (.81)       (.99)       (1.56)       (1.66)      (1.28)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $9.60       $9.76      $12.72       $12.88       $13.63      $13.75
                                                  =========================================================================

---------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 0.86%     (17.75)%      6.84%        7.24%       11.03%       6.17%

---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                               $1,802,699  $1,873,458  $2,458,272   $2,395,444   $2,926,923  $2,889,472
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $1,794,708  $2,224,911  $2,432,151   $2,502,535   $3,156,294  $3,071,928
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                              5.97%       4.48%       3.21%        3.78%        3.51%       3.47%
 Expenses                                           0.93%       0.98%       0.91%        0.93%        0.89%       0.87% 3
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              73%        148%         74%          37%          40%         18%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


25  |  OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                                Six Months                                                   Year
                                                     Ended                                                  Ended
                                         February 28, 2003                                             August 31,
 Class B                                       (Unaudited)       2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $ 9.67     $12.60    $ 12.76    $ 13.51    $ 13.63    $ 14.01
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .24        .41        .32        .38        .39        .39
 Net realized and unrealized gain (loss)              (.21)     (2.62)       .41        .32       1.03        .40
                                                  --------------------------------------------------------------------
 Total from investment operations                      .03      (2.21)       .73        .70       1.42        .79
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.19)      (.39)      (.38)      (.38)      (.37)      (.38)
 Distributions from net realized gain                   --       (.33)      (.51)     (1.07)     (1.17)      (.79)
                                                  --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.19)      (.72)      (.89)     (1.45)     (1.54)     (1.17)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $9.51      $9.67     $12.60     $12.76     $13.51     $13.63
                                                  ====================================================================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                   0.38%    (18.31)%     6.05%      6.34%     10.22%      5.32%
----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $296,029   $327,368   $477,223   $472,222   $720,721   $634,775
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $303,297   $410,652   $469,690   $546,390   $749,020   $574,986
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                5.08%      3.67%      2.44%      3.01%      2.71%      2.68%
 Expenses                                             1.83%      1.76%      1.68%      1.70%      1.69%      1.67% 3
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                73%       148%        74%        37%        40%        18%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


26  |  OPPENHEIMER CAPITAL INCOME FUND

                                               Six Months                                                Year
                                                    Ended                                               Ended
                                        February 28, 2003                                          August 31,
 Class C                                      (Unaudited)      2002      2001     2000       1999        1998
-----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period              $ 9.66    $12.59   $ 12.76  $ 13.50    $ 13.63     $ 14.02
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .24       .42       .32      .38        .39         .39
 Net realized and unrealized gain (loss)             (.20)    (2.62)      .40      .32       1.02         .40
                                                  ---------------------------------------------------------------
 Total from investment operations                     .04     (2.20)      .72      .70       1.41         .79
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.20)     (.40)     (.38)    (.37)      (.38)       (.39)
 Distributions from net realized gain                  --      (.33)     (.51)   (1.07)     (1.16)       (.79)
                                                  ---------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.20)     (.73)     (.89)   (1.44)     (1.54)      (1.18)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $9.50    $ 9.66    $12.59   $12.76     $13.50      $13.63
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  0.42%   (18.30)%    6.00%    6.40%     10.15%       5.30%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $69,145   $72,792   $89,547  $73,346   $119,284     $94,995
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $69,776   $84,049   $80,390  $84,898   $119,594     $77,052
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                               5.14%     3.74%     2.44%    3.01%      2.70%       2.68%
 Expenses                                            1.77%     1.76%     1.68%    1.70%      1.69%       1.67% 3
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               73%      148%       74%      37%        40%         18%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


27  |  OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                      Six Months                    Year
                                                                           Ended                   Ended
                                                               February 28, 2003              August 31,
 Class N                                                             (Unaudited)        2002      2001 1
-----------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                     $ 9.73      $12.69     $ 12.96
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                       .25         .50         .28
 Net realized and unrealized loss                                           (.20)      (2.66)       (.30)
                                                                         ----------------------------------
 Total from investment operations                                            .05       (2.16)       (.02)
-----------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                       (.22)       (.47)       (.25)
 Distributions from net realized gain                                         --        (.33)         --
                                                                         ----------------------------------
 Total dividends and/or distributions to shareholders                       (.22)       (.80)       (.25)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                            $9.56      $ 9.73      $12.69
                                                                         ==================================

-----------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                         0.55%     (17.89)%     (0.18)%

-----------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                 $5,626      $4,071        $648
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                        $4,521      $2,839        $214
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                      5.61%       4.74%       2.94%
 Expenses                                                                   1.37%       1.25%       1.17%
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                      73%        148%         74%



1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


28  |  OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of February 28, 2003, the market value of these securities comprised 6.6% of the Fund's net assets, and resulted in unrealized gains in the current period of $7,657,254.

29  |  OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of February 28, 2003, the Fund had entered into when-issued purchase commitments of $120,133,243.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
    Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest


30  |  OPPENHEIMER CAPITAL INCOME FUND
 and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $181,996,494. This estimated capital loss carryforward represents losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the period, the Fund used $0 of carryforward to offset capital gains realized.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended February 28, 2003 and the year ended August 31, 2002 was as follows:
                                              Six Months Ended        Year Ended
                                             February 28, 2003   August 31, 2002
 -------------------------------------------------------------------------------

 Distributions paid from:                          $53,457,565    $  118,904,111
 Ordinary income                                            --        71,134,300
 Long-term capital gain                                     --                --
 Return of capital                                 -----------------------------
                                                   $53,457,565    $  190,038,411
 Total                                             =============================

31  |  OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                        Six Months Ended February 28, 2003             Year Ended August 31, 2002
                                 Shares             Amount             Shares              Amount
----------------------------------------------------------------------------------------------------
 Class A
 Sold                        10,024,149      $  95,168,721         18,148,756       $ 206,380,355
 Dividends and/or
 distributions reinvested     4,412,625         41,892,074         12,606,412         145,364,495
 Redeemed                   (18,534,873)      (173,953,471)       (32,149,618)       (352,649,545)
                            ------------------------------------------------------------------------
 Net decrease                (4,098,099)     $ (36,892,676)        (1,394,450)      $    (904,695)
                            ========================================================================

----------------------------------------------------------------------------------------------------
 Class B
 Sold                         2,563,378      $  24,037,381          6,320,365       $  70,958,107
 Dividends and/or
 distributions reinvested       640,435          6,027,315          2,201,008          25,204,122
 Redeemed                    (5,928,787)       (55,360,169)       (12,525,612)       (137,762,201)
                            ------------------------------------------------------------------------
 Net decrease                (2,724,974)     $ (25,295,473)        (4,004,239)      $ (41,599,972)
                            ========================================================================

----------------------------------------------------------------------------------------------------
 Class C
 Sold                           800,735      $   7,513,374          1,886,328       $  21,124,579
 Dividends and/or
 distributions reinvested       144,262          1,356,491            432,179           4,940,085
 Redeemed                    (1,200,786)       (11,207,307)        (1,891,475)        (20,385,958)
                            ------------------------------------------------------------------------
 Net increase (decrease)       (255,789)     $  (2,337,442)           427,032       $   5,678,706
                            ========================================================================


32  |  OPPENHEIMER CAPITAL INCOME FUND

                        Six Months Ended February 28, 2003             Year Ended August 31, 2002
                                 Shares             Amount             Shares              Amount
---------------------------------------------------------------------------------------------------
 Class N
 Sold                           221,341         $2,096,967            472,713         $ 5,351,965
 Dividends and/or
 distributions reinvested        10,088             95,374             14,683             167,638
 Redeemed                       (61,531)          (566,057)          (119,826)         (1,300,988)
                                -------------------------------------------------------------------
 Net increase                   169,898         $1,626,284            367,570         $ 4,218,615
                                ===================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $1,623,764,218 and $1,719,494,959, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate           Class A      Concessions        Concessions        Concessions     Concessions
                     Front-End         Front-End       on Class A         on Class B         on Class C      on Class N
                 Sales Charges     Sales Charges           Shares             Shares             Shares          Shares
 Six Months         on Class A       Retained by      Advanced by        Advanced by        Advanced by     Advanced by
 Ended                  Shares       Distributor    Distributor 1      Distributor 1      Distributor 1   Distributor 1
-----------------------------------------------------------------------------------------------------------------------
 February 28, 2003    $752,123          $189,157         $118,624           $587,733            $43,125         $17,344

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


33  |  OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

                               Class A               Class B              Class C               Class N
                            Contingent            Contingent           Contingent            Contingent
                              Deferred              Deferred             Deferred              Deferred
                         Sales Charges         Sales Charges        Sales Charges         Sales Charges
 Six Months                Retained by           Retained by          Retained by           Retained by
 Ended                     Distributor           Distributor          Distributor           Distributor
---------------------------------------------------------------------------------------------------------------------------
 February 28, 2003              $5,509              $500,413               $4,614                $1,328

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $2,080,978, all of which were paid by the Distributor to recipients, and included $128,913 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                                     Distributor's
                                                              Distributor's              Aggregate
                                                                  Aggregate           Unreimbursed
                                                               Unreimbursed          Expenses as %
                       Total Payments    Amount Retained           Expenses          of Net Assets
                           Under Plan     by Distributor         Under Plan               of Class
---------------------------------------------------------------------------------------------------
 Class B Plan              $1,504,874         $1,177,139        $10,197,680                   3.44%
 Class C Plan                 346,108             66,741          2,262,078                   3.27
 Class N Plan                  11,189              9,697            128,084                   2.28

--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

34  |  OPPENHEIMER CAPITAL INCOME FUND
 contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of February 28, 2003, the Fund had outstanding futures contracts as follows:

                                                                                           Unrealized
                                  Expiration    Number of        Valuation as of         Appreciation
 Contract Description                  Dates    Contracts      February 28, 2003       (Depreciation)
-------------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Euro-Bundesobligation                6/6/03          151           $ 18,844,568          $    52,079
 U.S. Treasury Nts., 2 yr.           6/26/03          179             38,543,734               52,188
                                                                                          -------------
                                                                                              104,267
                                                                                          -------------
 Contracts to Sell
 U.S. Long Bonds                     6/19/03          283             32,394,656             (495,250)
 U.S. Treasury Nts., 5 yr.           6/19/03          654             74,361,844             (263,945)
 U.S. Treasury Nts., 10 yr.          6/19/03          908            104,760,500             (864,953)
                                                                                          -------------
                                                                                           (1,624,148)
                                                                                          -------------
                                                                                          $(1,519,881)
                                                                                          =============


--------------------------------------------------------------------------------
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase

35  |  OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
 6. Option Activity Continued
 cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the six months ended February 28, 2003 was as follows:

                                        Call Options                   Put Options
                             -----------------------      ---------------------------
                             Number of     Amount of      Number of      Amount of
                             Contracts      Premiums      Contracts       Premiums
-------------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 2002                 2,000   $   337,870         21,072   $ 10,362,607
 Options written               120,371     9,868,782        108,820     27,966,064
 Options closed or expired     (84,791)   (6,518,271)       (82,726)   (24,893,713)
 Options exercised              (4,980)   (1,508,821)        (7,829)    (3,772,577)
                             --------------------------------------------------------
 Options outstanding as of
 February 28, 2003              32,600   $ 2,179,560         39,337   $  9,662,381
                             ========================================================

--------------------------------------------------------------------------------
 7. Illiquid Securities
 As of February 28, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2003 was $20,825,055, which represents 0.96% of the Fund's net assets.

--------------------------------------------------------------------------------
 8. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.

36  |  OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
 Trustees and Officers         James C. Swain, Chairman and Trustee
                               John V. Murphy, President and Trustee
                               William L. Armstrong, Trustee
                               Robert G. Avis, Trustee
                               George C. Bowen, Trustee
                               Edward L. Cameron, Trustee
                               Jon S. Fossel, Trustee
                               Sam Freedman, Trustee
                               Beverly L. Hamilton, Trustee
                               Robert J. Malone, Trustee
                               F. William Marshall, Jr., Trustee
                               Michael Levine, Vice President
                               Robert G. Zack, Vice President and Secretary
                               Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor            OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                   OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder      OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors          Deloitte & Touche LLP

--------------------------------------------------------------------------------
 Legal Counsel                 Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

--------------------------------------------------------------------------------
 Legal Counsel to the          Mayer Brown Rowe & Maw
 Independent Trustees

                               The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


                               (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

37  |  OPPENHEIMER CAPITAL INCOME FUND

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RS0300.001.0203   April 29, 2003